Exhibit 10.22.2
AMENDMENT NUMBER SIX
to the
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
Dated as of September 30, 2022,
among
UNITED WHOLESALE MORTGAGE, LLC,
and
CITIBANK, N.A.
This AMENDMENT NUMBER SIX (this “Amendment”) is made this 27th day of June, 2024, to the Amended and Restated Loan and Security Agreement, dated as of September 30, 2022 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Original Loan and Security Agreement”; as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”), between CITIBANK, N.A., a national banking association, as lender (“Lender”), and UNITED WHOLESALE MORTGAGE, LLC, a Michigan limited liability company, as borrower (“Borrower”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Loan and Security Agreement.
RECITALS
WHEREAS, Borrower and Lender have agreed to amend the Original Loan and Security Agreement as more specifically set forth herein; and
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the premises and covenants herein contained, the parties hereto hereby, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Effective as of the date hereof (the “Amendment Effective Date”), Schedule I of the Original Loan and Security Agreement is hereby amended by deleting the definition of “Loan Repayment Date” in its entirety and replacing it with the following:
“Loan Repayment Date” shall mean, the earliest to occur of (i) June 26, 2026, (ii) a Change of Control of the Borrower, or (iii) if such day is not a Business Day, the immediately preceding Business Day, or such earlier date as may be notified by Lender in accordance with Section 8.02(a).
Section 2.Conditions Precedent; Effectiveness. This Amendment shall become effective on the date on which Lender shall have received and Borrower shall have completed, or shall have caused to be completed the following conditions (such date, the “Amendment Effective Date”):
(a)counterparts hereof duly executed by each of the parties hereto;

(b)counterparts of that certain Amendment No. 4 to the Amended and Restated Pricing Side Letter, duly executed by each of the parties thereto;
(c)counterparts of that certain Amended and Restated Promissory Note, duly executed by each of the parties thereto; and
(d)delivery of a Commitment Adjustment Notice.
Section 3.Fees and Expenses. Borrower agrees to pay to Lender all of the out-of-pocket costs and expenses incurred by Lender in connection with this Amendment (including, but not limited to, all of the reasonable fees, disbursements and expenses of counsel to Lender) in accordance with Sections 3 and 10 of the Loan and Security Agreement.
Section 4.Representations and Warranties. In order to induce Lender to execute and deliver this Amendment, Borrower hereby represents and warrants to Lender that as of the Amendment Effective Date:
(a)it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Loan and Security Agreement and the other Facility Documents to which it is a party;
(b)each of this Amendment, the Loan and Security Agreement and the other Facility Documents to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms;
(c)each representation and warranty of it contained in the Loan and Security Agreement and the other Facility Documents to which it is a party is true and correct and is hereby restated and affirmed;
(d)each covenant and each other agreement of it contained in the Loan and Security Agreement and the other Facility Documents to which it is a party is hereby restated and affirmed; and
(e)no Default or Event of Default has occurred and is continuing under the Loan and Security Agreement or any other Facility Document.
Section 5.Ratification. The parties hereto ratify all terms of the Original Loan and Security Agreement other than those amended hereby, and ratify those provisions as amended hereby.
Section 6.Severability. If any provision of this Amendment is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision of this Amendment or any other Facility Document, and this Amendment and each other Facility Document shall be enforced to the fullest extent permitted by law.

Section 7.Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
Section 8.Binding Effect; Governing Law. This Amendment shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).
Section 9.SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND/OR ANY OTHER FACILITY DOCUMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(c)AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE TO THE LOAN AND SECURITY AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED; PROVIDED THAT, AT THE TIME OF SUCH MAILING AN ELECTRONIC COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT BY ELECTRONIC MAIL TO THE PERSONS SPECIFIED IN THE ADDRESS FOR NOTICES FOR SUCH PARTY ON THE SIGNATURE PAGE TO THE LOAN AND SECURITY AGREEMENT (OR SUCH OTHER PERSONS OF WHICH THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED); AND
(d)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 10.WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY ANY REQUIREMENTS OF LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 11.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that with respect to the Amendment Documents, faxed signatures and electronically imaged signatures, such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with E-Sign, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The parties intend that subsequent certifications and other documentation delivered by Borrower in connection with the Amendment Documents may be delivered in accordance with, and shall be governed by E-Sign, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, and shall be binding on such parties. The original documents shall be promptly delivered, if requested.
Section 12.Limited Effect. Except as expressly amended hereby, the Original Loan and Security Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Original Loan and Security Agreement, any other Facility Document or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Original Loan and Security Agreement, any reference in any of such items to the Original Loan and Security Agreement being sufficient to refer to the Original Loan and Security Agreement as amended hereby on and after the Amendment Effective Date.
[Signature Pages Follow]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.
UNITED WHOLESALE MORTGAGE, LLC, as Borrower
By: /s/ Andrew Hubacker
Name: Andrew Hubacker
Title: EVP, Chief Financial Officer

CITIBANK, N.A., as Lender
By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title:      Vice President